UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2005

World Air Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	000-26582	20-2121036
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

HLH Building, 101 World Drive, Peachtree City, Georgia		30269
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-632-8322

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On May 25, 2005, World Air Holdings, Inc., a Delaware corporation (the "Registrant"), entered into an Employment Agreement (the "Employment Agreement") with Mark M. McMillin (the "Employee").

Pursuant to the terms of the Employment Agreement, the Employee will serve as General Counsel and Corporate Secretary of World Air Holdings, Inc. until May 6, 2008. The Employee's base salary is set at $175,000 per year (the "Base Salary") and the Employee became eligible to participate in the Registrant's incentive compensation program. The Employee was previously granted 25,000 Options to purchase Registrant's Common Stock, par value $.001 per share ("World Air Holdings, Inc. Amended and Restated 1995 Stock Incentive Plan).

The Employment Agreement may be immediately terminated upon the occurrence of any of the following events:

(a) the death of Employee;
(b) the Employee's disability which continues for twelve (12) consecutive months;
(c) termination of Employee by Registrant for cause (as that term is defined in the Employment Agreement);
(d) termination of Employee by Registrant for other than cause (as that term is defined in the Employment Agreement); or
(e) termination by Employee for good reason (as that term is defined in the Employment Agreement).

If the Employee is terminated for causes, the Employee will not be entitled to any compensation or other benefits of employment from and after the effective date of the termination.

If the Employee is terminated for reasons other than cause, disability, or death, the Employee will be paid 18 months of the Base Salary including deferred salary and/or bonus compensation, if any, payable under the Employment Agreement, and all granted but unvested stock options under the Option Agreements shall become immediately exercisable.

The above description of the Employment Agreement is a summary of the material terms of the Employment Agreement and does not purport to be complete. The description is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Air Holdings, Inc.

May 26, 2005	By:	/s/ Gilberto M. Duarte, Jr.

Name: Gilberto M. Duarte, Jr.
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99..1	Employment Agreement